Exhibit 24

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Carl G. Anderson, Jr.
Carl G. Anderson, Jr.
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Philip M. Anderson
Philip M. Anderson
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Thomas O. Hicks
Thomas O. Hicks
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ I. Martin Inglis
I. Martin Inglis
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Steven E. Karol
Steven E. Karol
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form l0-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Robert R. McMaster
Robert R. McMaster
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Gregory A. Pratt
Gregory A. Pratt
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Peter N. Stephans
Peter N. Stephans
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Kathryn C. Turner
Kathryn C. Turner
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2013, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Jeffrey Wadsworth
Jeffrey Wadsworth
Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Tony R. Thene, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 2012, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August, 2013.

/s/ Stephen M. Ward, Jr.
Stephen M. Ward, Jr.
Director